THE BFM INSTITUTIONAL TRUST INC.
--------------------------------
SEMI-ANNUAL REPORT
DECEMBER 31, 1995
(UNAUDITED)

                         THE BFM INSTITUTIONAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER

                                                                January 31, 1996

Dear Shareholder:

We are pleased to provide the semi-annual report to shareholders of the BFM Institutional Trust Inc. ("BIT") for the fiscal period ended December 31, 1995. BIT is an open-end management investment company whose investment adviser, BlackRock Financial Management, Inc. (the "Adviser"), has day-to-day investment responsibility for the BIT Portfolios.

The BFM Institutional Trust is a series of no-load, open-end mutual funds ("Portfolios") that seek to maximize total return consistent with the preservation of capital using a controlled duration investment philosophy. Each Portfolio is managed so that its duration falls within a narrow band around a specified benchmark market index, such as the Lehman Aggregate Index or the Merrill Lynch 1-3 Year Treasury Index, while its Portfolio is actively managed across multiple fixed income sectors. The Adviser adds value primarily through sector rotation, a disciplined quantitative approach to the valuation of securities and the expertise of its portfolio management team. Throughout the investment cycle, the composition of the Portfolios will vary as the percentage of securities included from each of the fixed income sectors are increased or decreased to reflect the Adviser's relative value perspective. In addition, while all Portfolios are restricted to securities which are investment grade or better, the credit quality within each Portfolio will also vary. Currently, two of the BIT Portfolios are available for investors: The Core Fixed Income Portfolio and The Short Duration Portfolio.

Effective January 12, 1996, the BFM Institutional Trust Short Duration and Core Fixed Income Portfolios merged into a newly created mutual fund family: The Compass Capital Funds. The Compass funds represent the consolidation of the PNC funds, Compass funds affiliated with Midlantic Bank and the open-end institutional funds of BlackRock Financial Management, Inc.. Concurrent with the merger, each Portfolio will undergo a name change: Short Duration Portfolio to Compass Capital Short Government Portfolio and Core Fixed Income Portfolio to Compass Capital Core Bond Portfolio. BlackRock Financial Management, Inc., a subsidiary of PNC Asset Management Group, will continue to manage the Portfolios. Additionally, the performance history of the BFM Institutional Trust will survive.

INVESTMENT COMMENTARY
---------------------

The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the 30-year Treasury fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 5-year Treasury fell approximately 2.50% to end 1995 at 5.37%.

The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another Fed ease by year-end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31.

Mortgage-backed securities (MBS) outperformed their Treasury counterparts in the third quarter as interest rate volatility declined from its highs of the late second quarter. At the beginning of the third quarter, higher coupon MBS offered significant value because they were priced on excessive prepayment assumptions. As interest rates rose and prepayment concerns abated, premium MBS appreciated in value. However, the mortgage-backed securities (MBS) market didn't keep pace with the Treasury market during the fourth quarter of 1995. This was due in part to increased prepayments, as homeowners opted to take advantage of lower interest rates by refinancing their mortgages. Within the mortgage sector, lower coupon securities (such as 6.5%) outperformed higher coupon mortgages (8.0%) because the owner of a lower coupon mortgage has less incentive to prepay. Adjustable-rate mortgages (ARMs) posted net underperformance due to both increased prepayment speeds and a narrowed spread between fixed and adjustable rates, which provided ARM holders with an attractive opportunity to refinance into a fixed rate mortgage at significant savings.

Corporate debt securities outperformed other fixed income sectors during the second half of 1995 as their longer duration, a measure of interest rate sensitivity, allowed their prices to appreciate more as interest rates fell. At the end of June, corporates had been trading at relatively low levels due to strong supply. However, demand for corporate debt securities strengthened over the past six months despite the heavy new issuance calendar, as investors sought securities with higher yields than Treasuries and more predictable cash flows than mortgage-backed securities. Also aiding the performance of the corporate market were highly publicized mergers and restructurings in the bank and industrial sectors, which resulted in cost-cutting and improving profits.

Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into an election year. An agreement was reached in January 1996 on extending the Federal debt-ceiling, alleviating concerns over a potential credit downgrade or technical default on certain U.S. Treasury issues. BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.

THE CORE FIXED INCOME PORTFOLIO
-------------------------------

The Core Fixed Income Portfolio commenced operations on December 9, 1992. During the six-month period ended December 31, 1995 the Portfolio's net asset value increased from $9.85 to $10.08 per share, an increase of $0.23 or 2.3%. The NAV ranged between $9.72 and $10.12 during the past six months. The Portfolio declares dividends on a daily basis, with distributions for this six-month period totaling $0.32592 per share. The $0.05432 monthly dividend paid on December 31, 1995 is equivalent to an annualized distribution rate of 6.47% on the portfolio's $10.08 net asset value as of that same date. As of December 31, 1995, the SEC yield of the Portfolio was 5.88%. The change in net asset value, combined with the monthly Portfolio distribution, resulted in a total rate of return over the period of 6.56% and 8.17% annualized since the Portfolio's inception. THE FIGURE BELOW GRAPHS THE CURRENT VALUE OF $10,000 INVESTED IN THE PORTFOLIO FROM INCEPTION THROUGH DECEMBER 31, 1995.

                             [GRAPH APPEARS HERE]


The Core Fixed Income Portfolio is a diversified portfolio of investment grade fixed income securities, including U.S. Government, mortgage-backed, asset-backed and corporate debt securities, rated at the time of investment at least BBB- or better by Standard & Poor's or Baa3 or better by Moody's, or determined by the Advisor to be of comparable quality at the time of investment. The asset allocation of The Core Fixed Income Portfolio as of June 30, 1995 and December 31, 1995 is shown below:

                             12/31/95     6/30/95
                             --------     -------
Treasuries                    47%           45%
MBS                           25%           28%
Corporates                    19%           15%
ABS                            9%           12%

The Portfolio ended 1995 slightly overweighted versus the Lehman Aggregate Index in corporates and asset-backed securities (ABS), both of which offer more cash flow stability than other spread product without sacrificing yield. The corporate bond market rebounded from a relatively weak June to post excellent performance during the past six months. BlackRock took advantage of the temporary yield spread widening in this market to selectively add positions. Within the corporate market, the Portfolio was most heavily concentrated in the finance sector, which received increased investor interest from its yield advantage over Treasuries in addition to improving profit margins. The ABS market, which saw a substantial increase in issuance in 1995 over 1994, posted strong performance as investors favored bullet oriented ABS over mortgage-backed securities (MBS) alternatives, which experienced accelerated prepayments as interest rates fell.

The Portfolio has focused on more seasoned MBS issues, which are older mortgages owned by mortgage holders who have neglected to refinance into lower rate mortgages despite experiencing several declining interest rate environments. As such, seasoned mortgage bonds are less likely to prepay and are expected to provide more predictable cash flows compared to newly issued mortgages. The Portfolio has also allocated a significant portion of its mortgage pass-through allocation to lower coupon issues, particularly 6.5%, which are less likely to prepay than higher coupon MBS.

The chart below provides additional performance information for the Core Fixed Income Portfolio:


TOTAL RETURNS- PERIOD ENDING    THE CORE FIXED INCOME   LEHMAN AGGREGATE
 DECEMBER 31, 1995                  PORTFOLIO (1)             INDEX

------------------------------------------------------------------------
1 Month                            1.62%                     1.40%
------------------------------------------------------------------------
3 Month                            4.41%                     4.26%
------------------------------------------------------------------------
6 Month                            6.54%                     6.31%
------------------------------------------------------------------------
12 Month                           18.28%                   18.48%
------------------------------------------------------------------------
Since Inception                    27.19%                   26.62%
------------------------------------------------------------------------

THE SHORT DURATION PORTFOLIO
----------------------------

The Short Duration Portfolio commenced operations on July 17, 1992. During the six-month period ended December 31, 1995 the Portfolio's net asset value increased from $9.83 to $9.92 per share, an increase of $0.09 or 0.9%. The NAV ranged between $9.79 and $9.92 during the past six months. The portfolio declares dividends on a daily basis, with distributions for this six-month period totaling $0.31406 per share. The $0.05149 monthly dividend paid on December 31, 1995 is equivalent to an annualized distribution rate of 6.23% on the portfolio's $9.92 net asset value. As of December 31, 1995, the SEC yield of the Portfolio was 5.34%. The change in net asset value, combined with the monthly Portfolio distribution, resulted in a total rate of return over the period of 3.61% and 5.40% annualized since inception. THE FIGURE BELOW GRAPHS THE CURRENT VALUE OF $10,000 INVESTED IN THE PORTFOLIO FROM INCEPTION THROUGH DECEMBER 31, 1995.


(1) Past performance is not necessarily indicative of future results. The performance figure above reflect the deduction of investment advisory fees and other expenses.

                             [GRAPH APPEARS HERE]


The Short Duration Portfolio is a diversified portfolio of fixed income securities, including U.S. Government, mortgage-backed, asset-backed and, to a lesser extent, corporate debt securities, rated at the time of investment at least AAA by Standard & Poor's or Aaa by Moody's or determined by the Advisor to be of comparable quality at the time of investment. The asset allocation of The Short Duration Portfolio as of June 30, 1995 and December 31, 1995 is shown below:

                        12/31/95   6/30/95
                        --------   -------
Treasuries                 36%       18%
Adjustable Rate            26%       36%
ABS                        18%        7%
Fixed Rate Agency          16%       20%
CMOs                        4%       19%

Despite the MBS sector underperfroming Treasuries during the past six months, the Portfolio sold a significant portion of its overall mortgage exposure upon spread tightening opportunities. In particular, the Portfolio reduced both its adjustable-rate mortgage (ARM) and collateralized mortgage-backed obligation
(CMO) positions upon spread tightening. The month of December provided an opportunity for most MBS to recover some lost ground; however, BlackRock believes that with spreads recently tighter and refinancings poised to accelerate, the mortgage market could experience near-term weakness.

The Portfolio more than doubled its allocation to asset-backed securities, which posted excellent performance despite a record-breaking new supply in 1995. The Portfolio's ABS holdings are concentrated in auto paper, which provided yield spreads as wide as 50 basis points above comparable maturity Treasuries without the prepayment concerns associated with home equity ABS. A growing investor base indicates that the expected heavy supply should be met with adequate demand to produce another year of strong ABS performance.

The chart below provides additional performance information for the Short Duration Portfolio:



TOTAL RETURNS- PERIOD ENDING        THE SHORT DURATION          MERRILL LYNCH 1-3 YEAR
DECEMBER 31, 1995                   PORTFOLIO (1)               TREASURY INDEX
--------------------------------------------------------------------------------------
1 Month                                0.62%                             0.77%
--------------------------------------------------------------------------------------
3 Month                                2.29%                             2.52%
--------------------------------------------------------------------------------------
6 Month                                4.12%                             4.06%
--------------------------------------------------------------------------------------
12 Month                              10.48%                            11.00%
--------------------------------------------------------------------------------------
Since Inception                       19.91%                            19.95%
--------------------------------------------------------------------------------------



We appreciate your investment in the BlackRock Financial Management Institutional Trust and look forward to continuing to serve your financial needs through the Compass Funds.

Sincerely,



Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President
BlackRock Financial                           BlackRock Financial
Management, Inc.                              Management, Inc.




(1) Past performance is not necessarily indicative of future results. The performance figure above reflect the deduction of investment advisory fees and other expenses.

THE BFM INSTITUTIONAL TRUST INC.
THE SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31,1996
(UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT                                                                                                                VALUE
  (000)                       DESCRIPTION                                                                            (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS - 95.3%
                 MORTGAGE PASS-THROUGHS - 38.0%
                 FEDERAL HOME LOAN MORTGAGE CORPORATION

       $11                6.17%,                 04/01/24                                                             $11,737
     1,161                6.67%,,                10/01/25, 6 month LIBOR (ARM)                                      1,191,222
       838                7.25%,,                04/01/29, 1 year CMT(ARM)                                            857,880
       362                7.25%,,                10/01/03 - 06/01/08                                                  366,558
       295                7.38%,,                03/01/06, Multi-family                                               302,459
     1,048                8.00%,,                11/01/03 - 10/01/17                                                1,088,685
       204                8.25%,,                06/01/03 -02/01/08                                                   213,842
     1,233                8 50%,,                06/01/24                                                           1,297,121
     1,580                8.50%,,                12/01/99 - 04/01/00, 5 year                                        1,629,821
       337                8.75%,,                01/01/13                                                             355,765

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION
     1,958                6.50%,,                10/01/05                                                           1,980,671
       955                6.70%,,                10/01/24,  1 year CMT (ARM)                                          979,406
       983                7.05%,,                01/01/21,  1 year CMT (ARM)                                          980,131
       939                7.14%,,                01/01/21,  1 year CMT (ARM)                                          942,268
       694                7.48%,,                07/01/24,  1 year CMT (ARM)                                          711,542
       230                7.85%,,                05/01/18,  1 year CMT (ARM)                                          234,521
       369               10.00%,,                04/01/20                                                             405,863

                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       692                6.00%,,                06/20/25, 1 year CMT (ARM)                                           699,147
     1,657                6.50%,,                04/20/25, 1 year CMT (ARM)                                         1,683,303
     1,547                6.75%,,                01/20/18, 1 year CMT (ARM)                                         1,581,459
     1,779                7.50%,,                04/20/25 -06/20/25, 1 year CMT (ARM)                               1,819,990
                                                                                                                  -----------
                                                                                                                   19,333,391
                                                                                                                  -----------

                 MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 6.0%
       258       Collateralized Mortgage Securities Corporation,
                   Collateralized Mortgage Obligation, Series 1, Class 2, 05/01/13                                    261,712
                 Federal Home Loan Mortgage Corporation,
                   REMIC Multiclass Mortgage Participation Certificate,
       640         Series 1357, Class 1357-E, 08/15/97                                                                629,551
       543         Series 1442, Class 1442-S, 12/15197                                                                538,348
       660       Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
                   Trust 1990-60, Class 60-J, 06/25/17                                                                662,800
       307       KP Mortgage Assets Trust,
                   Collateralized Mortgage Obligation, Series 14, Class 14B, 09/01/14                                 311,200
       626       Security Mortgage Acceptance Corporation,
                   Collateralized Mortgage Obligation, Series B, Class 3, 11/01/06                                    640,882
                                                                                                                  -----------
                                                                                                                    3,044,493
                                                                                                                  -----------

See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE SHORT DURATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31,1995
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                                                                     VALUE
   (000)                     DESCRIPTION                                                                    (Note 1)
-----------------------------------------------------------------------------------------------------------------------
                     ASSET-BACKED SECURITIES - 17.6%
      $774           Chase Manhattan Grantor Trust
                       Series 1995-B, Class A, 5.90%, 11/15/01                                               $776,182
       865           Daimler-Benz Auto Grantor Trust,
                       Series 1995-A, Class A, 5.85%, 05/15/02                                                867,113
                     Ford Credit Grantor Trust
       832             Series 1995-A, Class A, 5.90%, 05115100                                                834,690
     1,459             Series 1995-B, Class A, 5.90%, 10115100                                              1,465,200
       703             Series 1994-B, Class A, 7.30%, 10/15/99                                                717,304
     1,929           NationsBank Grantor Trust,
                       Series 1995-A, Class A, 5.85%, 06/15/02                                              1,941,909
     2,340           Nissan Auto Receivables Grantor Trust,
                       Series 1995-A, Class A, 6.10%, 08/15/01                                              2,352,113
                                                                                                         ------------
                                                                                                            8,954,411
                                                                                                         ------------

                     TAXABLE ZERO COUPON BONDS - 1.6%
      950            Resolution Funding Corporation, 10/15/98                                                 820,800
                                                                                                         ------------
                     U.S. GOVERNMENT SECURITIES - 32.1 %
                       U.S. Treasury Notes - 32.1 %
    6,540 (a)             5.38%, 11/3 ,                                                                     6,561,451
      700                 6.13%,09/3  ,                                                                       721,000
      555                 6.25%,08/3  ,                                                                       574,164
    7,300                 7.25%, 02/1 ,                                                                     7,590,832
      800                 7.75%, 12/3 ,                                                                       868,128
                                                                                                         ------------
                                                                                                           16,315,575
                                                                                                         ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $48,336,182)                                        48,468,670
                                                                                                         ------------

                     SHORT-TERM INVESTMENTS - 10.5%
                     CALL OPTIONS - 0.1%
      460            U S. Treasury Note Future, expiring February 1996                                        26,082
                                                                                                         ------------
                     DISCOUNT NOTE (b) - 10.4%
    5,280            Federal Home Loan Bank, 5.75% 01/02/96                                                5,280,000
                                                                                                         ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $5,291,859)                                        5,306,082
                                                                                                         ------------
                     TOTAL INVESTMENTS (COST $53,628,041) - 105.8%                                        53,774,752

                     LIABILITIES IN EXCESS OF OTHER ASSETS - (5.8%)                                       (2,934,764)
                                                                                                         ------------
                     NET ASSETS - 100%                                                                   $50,839,988
                                                                                                         ============

----------
(a) Partial principal amount pledged as collateral for reverse repurchase agreement.
(b) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent.

               Key to Abbreviations
        ARM:   Adjustable Rate Mortgage.
        CMT:   Constant Maturity Treasury.
        LIBOR: London International Bank Offering Rate.
        REMIC: Real Estate  Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------
             PRINCIPAL
              AMOUNT                                                                                      VALUE
 Rating*       (000)                        DESCRIPTION                                                 (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                       LONG -TERM INVESTMENTS - 89.2%
                       MORTGAGE PASS-THROUGHS - 18.2%
                       FEDERAL HOME LOAN MORTGAGE CORPORATION,
              $1,450     7.00%, 09/01/25-11/01/25  $1,463,169
                 490     7.50%, 10/01/10, 15 year                                                        504,547
                 473     7.90%, 09/01/23, 1 year CMT(ARM)                                                484,489
                 167     8.00%, 11/01/15                                                                 175,711
                       Federal Housing Administration,
                  99     East Point Chelsea, 10.25%, 05/01/33                                            105,558
                       Federal National Mortgage Association,
                 434     7.49%, 07/01/24, 1 year CMT (ARM)                                               444,714
                 303     7.50%, 02/01/09                                                                 314,821
                 235     8.00%, 9/01/09-6/01/17                                                          245,872
                 643     9.00%,6/l/24                                                                    683,235
                       Government National Mortgage Association,
               1,246     6.000/%, 02/20/24-06/20/25, 1 year CMT                                        1,258,964
                 474     6.50%, 04/20/25-05/20/25, 1 year CMT                                            483,087
                 222     7.00%, 02/20/25, 1 year CMT                                                     226,408
                 564     8.50%, 01/15/10-04/15/17                                                        597,778
                 132     9.00%, 11/15/17                                                                 140,562
                 484     9.00%, Project Pool 275130, 10/15/24                                            507,402
                 620     9.50%, Project Pool 302733, 11/15/26                                            658,943
                  38     10.50%,01/15/16                                                                  42,084
                  21     11.00%, 05/15/16-09/20/19                                                        24,114
                  10     11.50%,07/15/13                                                                  10,885
                  10     12.00%, 01/15/13-03/15/15                                                        11,341
                   1     12.50%, 04/15/13                                                                  1,765
                                                                                                     -----------
                                                                                                       8,385,449
                                                                                                     -----------
                       MULTIPLE CLASS MORTGAGE PASS-THROUGHS - 3.9%
AAA              800   Community Program Loan Trust,
                         Series 1987-A, Class A4, 4.50%,10/01/18                                        708,000
                       Federal National Mortgage Association, REMIC
                         Pass-Through Certificates,
                   4   Trust 1991-01, Class 1-L, 01/25/21, (I)                                           112,518
                 100   Trust 1994-M1, Class MI-B, 01/25/21                                               102,063
AAA               88   First Boston Corporation Mortgage Securities Trust,
                         Collateralized Mortgage Obligation, Series 2, Class A3, 08/20/17                 89,914
Aaa              104   Salomon Brothers Mortgage Securities Inc. VII,
                         Series 1994-9, Class A6, 07/25/24                                               101,278
Aaa              171   Salomon Brothers Mortgage Securities Inc. VI,
                         Series 1987-3, Class A, 10/23/17(P)                                             128,405
AAA              505   Smith Barney Mortgage Capital Trust IV
                         Collateralized Mortgage Obligation, Series 1
                         Class 1Z, 09/01/18                                                              540,199
                                                                                                     -----------
                                                                                                       1,782,377
                                                                                                     -----------

See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------
             PRINCIPAL
              AMOUNT                                                                                      VALUE
 Rating*       (000)                        DESCRIPTION                                                 (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                       COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
AAA            $ 118   First Boston Mortgage Securities Corporation,
                         6.75%, Series 1993-M1, Class 1A, 09/25/06                                     $  120,765
AAA              800   Paine Webber Mortgage Acceptance Corp,
                         Series 1995-A, Class A, 6.70%, 12/15/02                                          821,799
                                                                                                      -----------
                                                                                                          942,564
                                                                                                      -----------

                       CORPORATE BONDS - 16.9%
                       FINANCE - 6.8%
AA-               60   Associates Corp. of North America, 6,75%, 07/15/97                                  61,036
BBB+             400   Crestar Financial Corporation, 8.25%, 07/15/02                                     445,318
A-               300   Donaldson, Lufkin & Jenrette Corporation, 6.88%, 11/01/05                          307,018
A                250   Equitable Life Assurance Company, 7.70%, 12/01/15                                  253,576
BBB              300   First Security Corporation, 7.00%, 07/15/05                                        312,979
A+               300   Liberty Mutual Capital Corporation, 8.50%, 05/15/25                                333,580
BBB-             350   Meditrust, 7.381/%, 07/15/00                                                       361,065
AA               400   Metropolitan Life Insurance Company, 6.30%, 11/01/03                               394,693
BBB              450   Salomon Brothers, 6.700/%, 12/01/98                                                454,057
A-               100   Smith Barney Holdings, Incorporated, 5.38%, 06/01/96                                99,818
A-               100   Southtrust Bank Atlanta Georgia NA, Tranche SB 00001,
                         7.74%, 05/15/25                                                                  110,000
                                                                                                      -----------
                                                                                                        3,133,140
                                                                                                      -----------

                       INDUSTRIALS - 8.0%
BBB              500   Burlington Northern Santa Fe Corporation, 7.00%, 12/15/25                          500,216
A                100   Caterpillar Financial Services, 8.72%, 07/21/97                                    104,609
BBB-             250   Centex Corporation, 7.38%, 06/01/05                                                256,803
A                100   Ford Capital Bv., 9.13%, 04/08/96                                                  100,955
A-               650   General Motors Acceptance Corporation, 6.45%, 11/13/02                             662,623
BBB              250   ITT Corporation, 6.25%, 11/15/00                                                   251,563
BBB              275   Nabisco Incorporated, 7.55%, 06/15/15                                              285,685
BBB              450   News America Holdings, 7.75%, 12/01/45                                             455,352
BBB-             350   RJR Nabisco Industrial, 8.75%, 07/15/07                                            355,383
BBB              700   Sears Roebuck Acceptance Corporation, 6.19%, 11/30/00                              706,244
                                                                                                      -----------
                                                                                                        3,679,433
                                                                                                      -----------

                       SOVEREIGN & PROVINCIAL - 1.2%
BBB+             200   Newfoundland and Labrador Province, 8.65%, 10/22/22                                238,384
AA               350   Republic OF Italy, 6.88%, 09/27/23                                                 340,622
                                                                                                      -----------
                                                                                                          579,006
                                                                                                      -----------
                       UTILITY - 0.9%
                       Niagara Mohawk Power,
BB               150     7.750/%, 5/15/06                                                                 144,201
BB               300     8.000/%, 6/01/04                                                                 291,301
                                                                                                      -----------
                                                                                                          435,502
                                                                                                      -----------

See Notes to Financial Statements.

The BFM Institutional TRUST INC.
THE CORE FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------
             PRINCIPAL
              AMOUNT                                                                                      VALUE
 Rating*       (000)                        DESCRIPTION                                                 (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                       ASSET-BACKED SECURITIES - 6.6%
BBB-          $  300   CIT Group Securitization Corporation,
                         Series 1995-2, Class B, 7.65%, 05/15/26                                    $   303,047
                       Green Tree Financial Corporation,
AA               400     Series 1993-1, Class A3, 6.90%, 04/15/18                                       415,000
AA               600     Series 1993-4, Class A4, 6.60%, 01/15/19                                       612,375
AA               400     Series 1994-5, Class A4, 7.95%, 11/15/19                                       430,500
BBB+             600     Series 1995-7, Class B1, 7.35%, 11/15/26                                       614,250
Aaa              300   Merrill Lynch Mortgage Investors Incorporated,
                         Series 1992-D, Class A3, 7.75%, 07/15/17                                       312,000
AAA              350   National Credit Card Trust,
                         Series 1989-4, Class A, 9.45%, 12/31/97                                        355,688
                                                                                                    -----------
                                                                                                      3,042,860
                                                                                                    -----------

                       U.S. GOVERNMENT SECURITIES - 41.6%
                       U.S. Treasury Bonds,
               6,065     6.88%, 08/15/25                                                              6,840,168
                 695     7.63%, 02/15/25                                                                849,853

                       U.S. Treasury Notes,
               1,800     5.38%, 11/30/97                                                              1,805,904
               6,650     5.63%, 06/30/97                                                              6,691,562
                 300     5.63%, 11/30/00                                                                302,718
                 700     5.88%, 11/15/05                                                                715,750
                 350     7.25%, 02/15/98                                                                363,944
                 850     7.50%, 02/15/05                                                                963,424
                 400     7.75%, 12/31/99                                                                434,064
                 200     7.75%, 02/15/01                                                                220,844
                                                                                                    -----------
                                                                                                     19,188,231
                                                                                                    -----------

                       TOTAL LONG-TERM INVESTMENTS(COST $40,415,967)                                 41,168,562
                                                                                                    -----------
                       SHORT-TERM INVESTMENT - 5.6%
                       DISCOUNT NOTE(A) - 5.6%
               2,600   Federal Home Loan Bank, 5.75%, 01/02/96 (Cost $2,600,000)                      2,600,000
                                                                                                    -----------
                       TOTAL INVESTMENTS (COST $43,015,967) - 94.8%                                  43,768,562

                       OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%                                   2,392,332
                                                                                                    -----------
                       NET ASSETS - 100%                                                            $46,160,894
                                                                                                    ===========

--------------------------------------------------------------------------------
 *  Using the higher of Standard & Poor's or Moody's rating.
(a) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent.

                     Key to Abbreviations
             ARM:    Adjustable Rate Mortgage.
             CMT:    Constant Maturity Treasury.
             I:      Denotes a CMO with interest only characteristics.
             P:      Denotes a CMO with principal only characteristics.
             REMIC:  Real Estate Mortgage Investment Conduit.


See Notes to Financial Statements.

The BFM Institutional Trust Inc.
Statements of Assets and Liabilities
December 31,1995
(Unaudited)
--------------------------------------------------------------------------------

                                                     The Short          The Core Fixed
                                                    Duration Portfolio  Income Portfolio
                                                    ------------        ------------
Assets
Investments, at value (cost $53,628,041 and
     $43,015,967, respectively)(Note 1)             $53,774,752         $43,768,562
Cash                                                    147,788              17,884
Receivable for investments sold                           3,373           2,512,941
Receivable for principal paydowns                       132,426              23,089
Interest receivable                                     518,749             625,809
Receivable due from Adviser                              10,829              19,357
Receivable for Fund share sold                        1,005,000               8,950
Deferred organization expenses and
     other assets(Note 1)                                35,553              21,856
                                                    ------------        ------------
                                                     55,628,470          46,998,448
                                                    ------------        ------------

Liabilities
Reverse repurchase agreement payable(Note 4)          4,522,500                --
Payable for investments purchased                          --               719,430
Dividends payable                                       140,024              29,460
Interest payable                                          3,674                --
Advisory fee payable                                     61,442              67,651
Administration fee payable                               26,239              10,894
Other accrued expenses and liabilities                   34,603              10,119
                                                    ------------        ------------
                                                      4,788,482             837,554
                                                    ------------        ------------

Net Assets                                          $50,839,988         $46,160,894
                                                    ============        ============


Net assets were comprised of :
     Common stock, at par(Note 5)                          $513                $458
     Paid-in capital in excess of par                50,672,882          44,978,412
                                                    ------------        ------------
                                                     50,673,395          44,978,870
     Accumulated(distributions in excess of) net inv      8,247                (514)
     Accumulated net realized gain                       11,635             429,943
     Net unrealized appreciation on investments         146,711             752,595
                                                    ------------        ------------
     Net assets, December 31,1995                   $50,839,988         $46,160,894
                                                    ============        ============

Net asset value per share                                 $9.92              $10.08
                                                    ============        ============

Total shares outstanding at end of period             5,126,103           4,577,654
                                                    ============        ============

------------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
Statements of Operations
For the Six Months Ended December 31,1995
(Unaudited)
--------------------------------------------------------------------------------

                                                                                 The Short         The Core Fixed
                                                                              Duration Portfolio  Income Portfolio
                                                                              ------------------  --------------
Net Investment Income

Income
     Interest(net of premium amortization of $20,340 and $8,792 and interest expense of $90,383 and $26,115,
                      respectively)                                            $1,270,505            $1,303,356
                                                                              ------------        --------------

Expenses
     Investment advisory                                                           61,444                67,763
     Administration                                                                19,498                18,432
     Custodian                                                                      2,294                 2,169
     Transfer Agent                                                                 6,882                 6,505
     Audit                                                                          4,364                 3,872
     Legal                                                                          3,016                 1,936
     Amortization of deferred organization expenses                                11,620                 7,744
     Printing                                                                       5,279                 3,872
     Directors                                                                      1,257                 1,936
     Registration                                                                   8,295                 7,744
     Miscellaneous                                                                  3,624                 3,891
                                                                              ------------        --------------
          Total expenses                                                          127,573               125,864

          Expenses waived by the adviser(Note 2)                                  (10,829)              (19,357)
                                                                              ------------        --------------
          Net expenses                                                            116,744               106,507
                                                                              ------------        --------------
     Net investment income                                                      1,153,761             1,196,849
                                                                              ------------        --------------


Realized and Unrealized Gain(Loss)
on Investments(Note 3)


Net realized gains on investments                                                 507,901             1,043,149
Net change in unrealized appreciation(depreciation)                               (37,191)              347,218
                                                                              ------------        --------------
Net gain on investments                                                           470,710             1,390,367
                                                                              ------------        --------------

Net Increase In Net Assets Resulting from Operations                           $1,624,471            $2,587,216
                                                                              ============        ==============


-------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
Statements of Cash Flows
(Unaudited)
--------------------------------------------------------------------------------

                                                               The Short                The Core Fixed
                                                           Duration Portfolio          Income Portfolio
                                                           ------------------          ----------------
                                                             For the Six                 For the Six
                                                             Months Ended                Months Ended
                                                           December 31, 1995           December 31, 1995
                                                              (unaudited)                 (unaudited)
                                                           ------------------          -----------------
INCREASE (DECREASE) IN CASH
Cash flows used for operating activities
  Interest received                                            $1,237,911                 $1,088,951
  Expenses paid                                                   (46,676)                   (62,208)
  Interest expense                                                (90,383)                   (26,115)
  Proceeds (purchase of) from disposition of
    short-term portfolio investments, net                      (5,291,859)                 1,830,000
  Purchase of long-term portfolio investments                (167,927,373)              (149,049,751)
  Proceeds from disposition of long-term
    portfolio investments                                     174,464,350                134,854,523
                                                              -----------               ------------
  Net cash flows used for operating activities                  2,345,970                (11,364,600)
                                                              -----------               ------------

Cash flows provided by financing activities:
  Decrease in reverse repurchase agreements                    (6,691,275)                       ---
  Dividends paid(excluding reinvestment of
    dividends of $783,339 and $1,412,190,
    respectively)                                                (397,482)                  (193,734)
  Proceeds from Trust shares sold                              27,925,299                 14,171,623
  Cost of Trust shares redeemed                               (23,672,409)                (2,598,100)
                                                              -----------               ------------
  Net cash flows provided by financing activities              (2,835,867)                11,379,789
                                                              -----------               ------------
Net increase (decrease) in cash                                  (489,897)                    15,189
Cash at beginning of year                                         637,685                      2,695
                                                              -----------               ------------
Cash at end of period                                            $147,788                    $17,884
                                                              ===========               ============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations           $1,624,471                 $2,587,216
                                                              -----------               ------------
Increase in investments                                        (9,458,723)                (6,814,214)
Net realized gain                                                (507,901)                (1,043,149)
Increase in unrealized (appreciation) depreciation                 37,191                   (347,218)
(Increase) decrease in receivable for investments
  sold                                                         13,225,759                 (2,536,030)
Increase in interest receivable                                  (122,977)                  (240,520)
Decrease in deferred organization expenses and other
  assets                                                           12,057                      6,305
Increase in payable for investments purchased                  (2,521,918)                (3,014,984)
Increase in accrued expenses and other liabilities                 58,011                     37,994
                                                              -----------               ------------
  Total adjustments                                               721,499                (13,951,816)
                                                              -----------               ------------

Net cash flows used for operating activities                   $2,345,970               ($11,364,600)
                                                              ===========               ============

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     The Short Duration Portfolio
                                                                     ----------------------------
                                                              Six Months
                                                                Ended                                  Year
                                                           December 31,1995                            Ended
                                                             (Unaudited)                           June 30,1995
                                                --------------------------------------        -----------------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income                                             $  1,153,761                     $  2,082,671

     Net realized gain                                                      507,901                          163,516

     Net change in unrealized appreciation(depreciation)                    (37,191)                         745,207
                                                                       ------------                     ------------

     Net increase in net assets resulting from operations                 1,624,471                        2,991,394
                                                                       ------------                     ------------

Dividends and distributions from:
     Net investment income                                               (1,147,415)                      (2,092,080)
     Paid-in capital                                                       (164,529)                             --
     Net realized gain                                                         --                            (27,706)
                                                                       ------------                     -------------
                                                                         (1,311,944)                      (2,119,786)
                                                                       ------------                     -------------
Capital share transactions:
     Proceeds from shares subscribed                                     28,930,299                       35,832,684
     Cost of Shares redeemed                                            (23,672,409)                     (25,455,008)
     Net asset value of shares issued from reinvestment of dividends        783,339                        1,972,138
                                                                       ------------                     ------------
      Increase in net assets from capital share transactions              6,041,229                       12,349,814
                                                                       ------------                     ------------

     Total increase                                                       6,353,756                       13,221,422


Net Assets

Beginning of period                                                      44,486,232                       31,264,810
                                                                       ------------                     ------------
End of period                                                          $ 50,839,988                     $ 44,486,232
                                                                       ============                     ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         The Core Fixed Income Portfolio
                                                                         -------------------------------

                                                                          Six Months
                                                                            Ended               Year
                                                                         December 31,1995       Ended
                                                                         (Unaudited)         June 30,1995
                                                                         ------------        ------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income                                                $1,196,849          $1,075,779

     Net realized gain                                                     1,043,149             234,212

     Net change in unrealized appreciation                                   347,218             840,392
                                                                         -----------         -----------

     Net increase in net assets resulting from operations                  2,587,216           2,150,383
                                                                         -----------         -----------

Dividends and distributions from:
     Net investment income                                                (1,197,363)         (1,083,760)
     Net realized gain                                                      (414,426)             (9,414)
                                                                         -----------         -----------
                                                                          (1,611,789)         (1,093,174)
                                                                         -----------         -----------

Capital share transactions:
     Proceeds from shares subscribed                                      14,180,573          18,993,483
     Cost of shares redeemed                                              (2,598,100)         (1,362,388)
     Net asset value of shares issued from reinvestment of dividends      1,412,190             995,146
                                                                         -----------         -----------
      Increase in net assets from capital share transactions              12,994,663          18,626,241
                                                                         -----------         -----------

     Total increase                                                       13,970,090          19,683,450


Net Assets

Beginning of period                                                       32,190,804          12,507,354
                                                                         -----------         -----------

End of period                                                            $46,160,894         $32,190,804
                                                                         ===========         ===========

-------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        The Short Duration Portfolio
                                                      -------------------------------------------------------------
                                                         Six Months
                                                            Ended            Year          Year       July 17,1992(a)
                                                      December 31, 1995      Ended         Ended          Through
                                                         (Unaudited)     June 30,1995   June 30,1994    June 30,1993
                                                      --------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period                       $  9.83          $  9.71        $  9.96         $ 10.00
  Net investment income(net of $.020,
     $.014, $.0ll and $.005 respectively, of
     interest expense)(b)                                     0.25             0.58           0.48            0.51
  Net realized and unrealized gain
    (loss) on investments                                     0.16             0.13          (0.25)          (0.06)
  Net increase from investment operations                     0.41             0.71           0.23            0.45
  Dividends from net investment income                       (0.28)           (0.58)         (0.48)          (0.49)
  Distributions from net realized capital gains                               (0.01)
  Return of capital                                          (0.04)               -
    Total dividends and distributions                        (0.32)           (0.59)         (0.48)          (0.49)
  Net asset value, end of period                           $  9.92          $  9.83        $  9.71         $  9.96

TOTAL INVESTMENT RETURN(C)                                    4.19%            6.99%          2.33%           4.63%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)                                                   0.57%  (d)       0.57%          0.57%           0.56%  (d)
Net investment income(b)                                      5.62%  (d)       6.08%          4.70%           5.32%  (d)

SUPPLEMENTAL DATA:
Average net assets (in thousands)                          $40,740          $34,236        $36,686         $67,540
Portfolio turnover                                             355%             586%           455%            513%
Net assets, end of period (in thousands)                   $50,840          $44,486        $31,265         $51,611

(a)  Commencement of investment operations.
(b) The Adviser waived fees amounting to $10,829, $102,707 and $110,232 and reimbursed expenses amounting $0, $61,195 and $55,582 for the periods ended December 31,1995, June 30, 1995 and June 30, 1994 , respectively. For the period July 17, 1992 through June 30,1993, the Administrator waived fees amounting to $64,580. If the Fund had borne all expenses, the expense ratios would have been 0.62%, 1.05%, 1.02% and 0.66% for the periods ended December 31,1995, June 30,1995, June 30, 1994 and June 30, 1993,
     respectively. The net investment ratios would have been 5.57%, 5.60%, 4.25% and 5.22% for the periods ended December 31, 1995, June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment on a per share basis would have been $0.25, $0.53, $0.43 and $0.49 for the periods ended December 31,1995, June 30, 1995, June 30, 1994 and June 30, 1993,
     respectively.
(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(d)  Annualized

The information above represents unaudited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       The Core Fixed Income Portfolio
                                                      -------------------------------------------------------------
                                                         Six Months
                                                            Ended            Year          Year       December 9,1992(a)
                                                      December 31, 1995      Ended         Ended          Through
                                                         (Unaudited)     June 30,1995   June 30,1994    June 30,1993
                                                      --------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period                       $  9.85          $  9.36        $ 10.37         $ 10.00
  Net investment income(net of $.007,
    $.004, $.003 and $.001 respectively, of
    interest expense)(b)                                      0.29             0.62           0.55            0.32
  Net realized and unrealized gain
    (loss) on investments                                     0.34             0.50          (0.60)           0.37
  Net increase(decrease) from investment operations           0.63             1.12          (0.05)           0.69
  Dividends from net investment income                       (0.31)           (0.62)         (0.55)          (0.32)
  Distributions from net realized capital gains              (0.09)           (0.01)         (0.41)              -
    Total dividends and distributions                        (0.40)           (0.63)         (0.96)          (0.32)
  Net asset value, end of period                           $ 10.08          $  9.85     $     9.36        $  10.37

TOTAL INVESTMENT RETURN(C)                                    6.54%           11.79%         (0.69%)          6.88%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)                                                   0.55%  (d)       0.55%          0.55%           0.55%  (d)
Net investment income(b)                                      6.16%  (d)       6.62%          5.61%           5.57%  (d)

SUPPLEMENTAL DATA:
Average net assets (in thousands)                          $38,511          $16,247     $    9,702        $  6,622
Portfolio turnover                                             359%             435%           722%            354%
Net assets, end of period (in thousands)                   $46,161          $32,191     $   12,507        $  7,803

(a)  Commencement of investment operations.
(b) The Adviser waived fees amounting to $19,357, $56,894, $34,010 and $24,761 and reimbursed expenses amounting $0, $137,364, $137,179 and $0 for the periods ended December 31,1995, June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The Administrator waived fees amounting to $32,500 and $3,701 for the periods ended June 30,1994 and June 30, 1993, respectively For the period ended June 30, 1993, the Custodian and the Transfer Agent waived fees amounting to $24,272 and $17,283, respectively. If the Fund had borne all expenses, the expense ratios would have been 0.65%, 1.75%, 2.65% and 2.44% for the periods ended December 31,1995, June 30,1995, June 30, 1994 and June 30, 1993, respectively. The net investment ratios would have been 6.06%, 5.43%, 3.51 % and 3.68% for the periods ended December 31, 1995, June 30, 1995, June 30, 1994 and June 30, 1993, respectively. The net investment on a per share basis would have been $0.28, $0.51, $0.34 and $0.22 for the periods ended December 31,1995, June 30, 1995, June 30, 1994 and June 30, 1993, respectively.
(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(d)  Annualized

The information above represents unaudited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
__________________________________________________________________________

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The BFM Institutional Trust Inc. (the "Trust") is a no-load, open-end management investment company organized as a Maryland corporation. The Articles of Incorporation permit the Board of Directors to create an unlimited number of series (or "Portfolios"), each of which issues a separate class of shares and has its own investment objective and policies. The Trust was formed on November 27, 1991 and had no operations through June 18, 1992 other than those related to organizational matters and the sale and issuance of 10,000 shares of The Short Duration Portfolio to BlackRock Financial Management Inc. (the "Advisor") for $100,000 on June 18, 1992. The Short Duration Portfolio and The Core Fixed Income Portfolio commenced investment operations on July 17, 1992 and December 9, 1992, respectively. On October 6, 1994, The BFM Institutional Trust Inc., Multi-Sector Mortgage Securities Portfolio III commenced investment operations and is being shown in a separate report.

     The Adviser has advanced certain organizational and offering expenses of the Trust and is to be reimbursed by the Trust. Organizational costs estimated at $282,000 have been deferred. $115,250 and $57,500 have been allocated to The Short Duration Portfolio and to The Core Fixed Income Portfolio, respectively, and are being amortized over a period not to exceed 60 months from the date each Portfolio commenced investment operations. In the event that any of the original shares owned by the Adviser (or any subsequent holder) are repurchased by the Trust prior to the end of the 60-month period, the proceeds from the repurchase payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares repurchased to the total number of original shares outstanding at the time of repurchase) of the unamortized deferred organization expenses as of the date of such repurchase. In the event that a Portfolio is liquidated prior to the end of the 60-month period, the Adviser (or any subsequent holder) shall bear the remaining unamortized deferred organization expenses.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business.
A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors.
Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the

Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, duration management or other portfolio management purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging to offset potential price declines in similar securities owned. The Trust may only make short sales "against-the-box". In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box", the Trust foregoes an opportunity for capital appreciation in the security.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned.

The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust also receives compensation for lending its securities in the form of interest on the loan. The Trust continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended December 31, 1995.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and Trust accretes premium or amortizes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of it taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares dividends daily and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities.

DEFERRED ORGANIZATION EXPENSE: A total of $115,250 and $57,500 were incurred in connection with the organization of The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively. These costs have been deferred and are being amortized ratably over a period of 60 months from the date each Portfolio commenced investment operations.

NOTE 2.  AGREEMENTS

     The Trust has an Investment Advisory Agreement with the Adviser which provides that The Short Duration Portfolio and The Core Fixed Income Portfolio will pay to the Advisor for its services a monthly fee in an amount equal to
 .30% and .35%, respectively, of average daily net assets on an annualized basis. The Adviser has agreed to waive a portion of its advisory fee from The Short Duration Portfolio to the extent that the expenses of the Portfolio exceed .57% of average daily net assets. For the six months ended December 31, 1995, the Advisor waived fees of $10,829 from The Short Duration Portfolio. The Advisor has agreed to waive a portion of its advisory fee from The Core Fixed Income Portfolio to the extent that the expenses of the Portfolio exceed .55% of average daily net assets. For the six months ended December 31, 1995, the Advisor waived fees of $19,357 from The Core Fixed Income Portfolio. The Trust has also entered into an Administration, Transfer Agent and Custodian Agreement with PFPC Inc. (A wholly owned corporate subsidiary of PNC Bank, N.A.) and PNC Bank N.A. PFPC and PNC Bank N.A. will receive an annual fee of .14% of each Portfolio's average daily net asset value.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the

Adviser. The Trust bears all other costs and expenses. The Advisor has agreed that, in any fiscal year, it will reimburse the Trust for expenses (including the fees of the Adviser and amortization of organization expenses but excluding taxes, interest, brokerage fees, commissions, litigation and indemnification expenses and other extraordinary expenses) that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is 2 1/2% of the average value of the Trust's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. Such expense reimbursement, if any, will be estimated and accrued daily. No expense reimbursement was required due to such limitation for the six months ended December 31, 1995.

     The Trust has entered into a Distribution Agreement with Provident Distributors, Inc. (the "Distributor"). Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Trust's shares, and in that capacity makes a continuous offering of the Trust's shares and bears the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports for the Trust (after such items have been prepared and set in type) which are used in connection with the offering of shares to securities dealers or investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by securities dealers in connection with the offering of the shares for sale to the public. There is no fee payable by the Trust pursuant to the Distribution Agreement, and there is no sales or redemption charge. The Distribution Agreement provides for indemnification by the Trust of the Distributor, its partners, employees, agents and affiliates for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions. The continuance of the Distribution Agreement must be approved in the same manner as the Investment Advisory Agreement, and the Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to any Portfolio at any time without penalty by the Rule 12b-1 Directors (as defined below) or by vote of a majority of the outstanding shares of the Portfolio (as such term is defined in the Investment Company Act) on not more than 60 days' nor less than 30 days' written notice to the Distributor and by the Distributor on like notice to the Trust.

     The Trust has adopted a Distribution and Stockholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Adviser is permitted to use a portion of the advisory fee it receives from the Trust to promote the distribution of the Trust's shares and to enhance the provision of stockholder services. The Plan was approved by a majority of
(I) the directors of the Trust and (ii) the directors of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (Rule 12b-1 Directors). The Plan permits the Adviser to pay fees to the Distributor. The Trust is not required or permitted under the Plan to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution-related activities.

     From amounts received by it under the Plan, the Distributor is authorized to make payments to securities dealers with which the Distributor has entered into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to cover the Distributor's cost of marketing services and advertising on behalf of the Portfolios and to compensate institutions who perform support services that would otherwise be performed by the Trust or its agent. These support services may include providing such office space, equipment, telephone facilities and various personnel as may be necessary or beneficial to establish and maintain stockholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries and provide such other services to the Trust as may reasonably be requested.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to any Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the amount of money to be spent by a Portfolio must also be submitted to the stockholders of the Portfolio for approval.

     Certain directors of the Trust who are not interested parties are paid a fee for their services in the amount of $2,500 on an annual basis.

NOTE 3.  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for each Portfolio for the six months ended December 31, 1995 were as follows:


                                     PURCHASES       SALES
                                    ----------       -----
The Short Duration Portfolio.......$165,414,629   $157,718,667
The Core Fixed Income Portfolio....$146,079,993   $136,625,990

  The federal income tax basis of the investments of The Short Duration Portfolio at December 31, 1995 was substantially the same as the basis for financial reporting. The federal income tax basis of the investments of The Core Fixed Income Portfolio at December 31, 1995 was $43,016,687. Accordingly, net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

                                                                   Net unrealized
                                           Gross Unrealized          Appreciation
                                     Appreciation    Depreciation   (Depreciation)
                                   ----------------  -------------  --------------
The Short Duration Portfolio.....          $191,096      $(44,385)       $146,711
The Core Fixed Income Portfolio..           827,372       (75,497)        751,875

     For federal income tax purposes, The Short Duration Portfolio had a capital loss carryforward at June 30, 1995 of $258,570 which will expire in 2002. The Core Fixed Income Portfolio had a capital loss carryforward at June 30, 1995 of $181,115 which will expire in 2003. A tax election is available to defer part or all of these losses to the fiscal year ending June 30, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4.       REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding in The Short Duration Portfolio during the six months ended December 31, 1995 was approximately $3,030,000 at a weighted average interest rate of approximately 5.79%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $4,970,000 as of October 31, 1995 which was 10.66% of total assets. There was $4,522,500 of reverse repurchase agreements outstanding at December 31, 1995. The average daily balance of reverse repurchase agreements outstanding in The Core Fixed Income Portfolio during the six months ended December 31, 1995 was approximately $888,000 at a weighted average interest rate of approximately 5.68%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $1,299,500 as of October 31, 1995 which was 2.98% of total assets. There was no reverse repurchase agreements outstanding at December 31, 1995.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding in The Core Fixed Income Portfolio during the six months ended December 31, 1995 was $1,166,667. The maximum amount of dollar rolls outstanding at any month-end during the period was $2,500,000 as of September 30, 1995 which was 6.74% of total assets. There were no dollar rolls outstanding at December 31, 1995. There were no dollar rolls for the six months ended December 31, 1995 for The Short Duration Portfolio.

NOTE 5.   CAPITAL

     The Trust is authorized to issue 2 billion shares of $.0001 par value capital stock in one or more classes or series. The Short Duration Portfolio and The Core Fixed Income Portfolio are each authorized to issue 100 million shares. Of the 5,126,103 shares of The Short Duration Portfolio outstanding at December 31, 1995, the Advisor owned 12,098 shares. Of the 4,577,654 shares of The Core Fixed Income Portfolio outstanding at December 31, 1995, the Advisor owned 2 shares. Transactions in shares were as follows:



                                                          The Short Duration Portfolio
                                                          ----------------------------

                                                        Six Months                  Year
                                                          Ended                     Ended
                                                      December 31, 1995           June 30, 1995
                                                      -----------------           -------------
Shares subscribed..................................      2,930,229                  3,732,764

Shares issued in connection with the reinvestment
of dividends.......................................         79,392                    202,717
                                                        ----------                 ----------
                                                         3,009,621                  3,935,481

Shares redeemed....................................     (2,408,003)                (2,629,898)
                                                        ----------                 ----------
Net Increase.......................................        601,618                  1,305,583
                                                        ==========                 ==========

                                                        The Core Fixed Income Portfolio
                                                        -------------------------------

                                                           Six Months                Year
                                                             Ended                   Ended
                                                        December 31, 1995         June 30, 1995
                                                        -----------------         -------------
Shares subscribed..................................      1,428,155                  1,971,644
Shares issued in connection with the reinvestment
of dividends and distributions.....................        141,649                    104,932
                                                        ----------                 ----------
                                                         1,569,804                  2,076,576

Shares redeemed....................................      ( 259,602)                 ( 145,220)
                                                        ----------                 ----------
Net Increase.......................................      1,310,202                  1,931,356
                                                        ==========                 ==========

NOTE 6.  DIVIDENDS AND DISTRIBUTIONS

          Subsequent to December 31,1995 the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.01581 and $0.01750 per share for The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively, payable January 12, 1996 to shareholders of record on January 12, 1996. The Board of Directors of the Trust also declared a distribution from undistributed short-term capital gains of $0.0114 and $0.1003 per share for The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively, payable January 12, 1996 to shareholders of record on January 12, 1996.

NOTE 7.  SUBSEQUENT EVENT

          On September 28, 1995 and September 29, 1995, respectively, the Board of Directors of the Trust and the Board of Directors of the PNC Fund ("PNC"), including all of the non-interested members of each Board, approved an asset purchase agreement between two investment portfolios, PNC and The Short Duration Portfolio and The Core Fixed Income Portfolio. The agreement, which was approved by Trust shareholders on December 20, 1995, provides for acquisition by PNC of all the assets and liabilities of The Short Duration Portfolio and The Core Fixed Income Portfolio in exchange for Institutional Shares of the PNC Short-Term Bond Portfolio and PNC Core Bond Portfolio, respectively, and the distribution of these PNC Shares to the shareholders of The Short Duration Portfolio and The Core Fixed Income Portfolio in liquidation of the Portfolios. The acquisition occurred on January 12, 1996, at which time the PNC Short-Term Bond and PNC Core Bond Portfolios acquired the assets of The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively, at which time PNC was renamed Compass Capital Fund and the PNC Short-Term Bond and PNC Core Bond Portfolios were renamed Compass Capital Funds Short Government Portfolio and Core Bond Portfolios, respectively.

                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY

ADJUSTABLE RATE       Mortgage instruments with interest rates that adjust at
MORTGAGE-BACKED       periodic intervals at a fixed amount relative to the market
SECURITIES (ARMS):    levels of interest rates as reflected in specified indexes.
                      ARMS are backed by mortgage loans secured by real property.



ASSET-BACKED          Securities backed by various types of receivables such
SECURITIES:           as automobile and credit   card receivables.


COLLATERALIZED        Mortgage-backed securities which separate mortgage
MORTGAGE              pools into short-medium-, and long-term securities with
OBLIGATIONS (CMOS):   different priorities for receipt of principal and interest.
                      Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage
                      pass-throughs.


DIVIDEND:             This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses.  This Trust declares dividends daily and pays dividends on a monthly basis.

DIVIDEND
REINVESTMENT:         Shareholders may elect to have all distributions of
                      dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:                  Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                Federal Home Loan Mortgage Corporation, a publicly owned, federally
                      chartered   corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities.  Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government.  Also known as Freddie Mac.

FNMA:                 Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities.  Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government.  Also known as Fannie Mae.

GNMA:                 Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.  GNMA's obligations are supported by the full faith and credit of the U.S. Treasury.  Also known as
                      Ginnie Mae.


                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY

GOVERNMENT SECURITIES:    Securities issued or guaranteed by the U.S. government,
                          or one of its agencies or instrumentalities, such as GNMA (Government National
                          Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC
                          (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES  Mortgage securities that receive only the interest
(I/O):                    cash flows from an underlying pool of mortgage loans or underlying pass-through securities.  Also known as a Strip.

MORTGAGE DOLLAR ROLLS:    A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.  During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:   Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS
PASS-THROUGHS:            See Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):    Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is calculated daily and published in The New York Times and The Wall Street Journal.

OPEN-END FUND:            Investment vehicle which continually offers its shares to the public at net asset value and redeems its shares anytime at the prevailing net asset value.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

PRINCIPAL-ONLY            Mortgage securities that receive only the principal cash flows from an underlying
SECURITIES (P/O):         pool of mortgage loans of underlying pass-through securities, also known as a strip.

PROJECT LOANS:            Mortgages for multi-family, low to middle income housing.

REMIC:                    Real Estate Mortgage Investment Conduit, a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes.  Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY

REVERSE REPURCHASE     In a reverse repurchase agreement, the Trust sells securities and agrees to
AGREEMENTS:            repurchase them at a mutually agreed date and price.  During this time, the Trust continues to receive the principal and interest payments from that security.  At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

RESIDUALS:             Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


STRIP MORTGAGE-        Arrangements in which a pool of assets is separated into two classes that receive
BACKED SECURITIES:     different proportions of the interest and principal distribution from underlying mortgage-backed securities.  IO's and PO's are examples of strips.


                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS

TAXABLE TRUSTS
------------------------------------------------------------------------------------------

                                                                                  MATURITY
                                                                    STOCK SYMBOL   DATE
                                                                    -----------   --------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc....................................  BKT             N/A
The BlackRock North American Government Income Trust Inc..........  BNA             N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.................................  BBT             12/98
The BlackRock 1999 Term Trust Inc.................................  BNN             12/99
The BlackRock Target Term Trust Inc...............................  BTT             12/00
The BlackRock 2001 Term Trust Inc.................................  BLK             06/01
The BlackRock Strategic Term Trust Inc............................  BGT             12/02
The BlackRock Investment Quality Term Trust Inc...................  BQT             12/04
The BlackRock Advantage Term Trust Inc............................  BAT             12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc..........  BCT             12/09


TAX-EXEMPT TRUSTS
-----------------------------------------------------------------------------------------

                                                                                 MATURITY
                                                                   STOCK SYMBOL   DATE
                                                                   ------------  --------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc..............  BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.    RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust..........  RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.    RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.      RNY             N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.....................  BMN             12/06
The BlackRock Insured Municipal 2008 Term Trust Inc...............  BRM             12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.     BFC             12/08
The BlackRock Florida Insured Municipal 2008 Term Trust...........  BRF             12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.       BLN             12/08
The BlackRock Insured Municipal Term Trust Inc....................  BMT             12/10


                       If would like further information
                             please call BlackRock
                          at (800) 227-7BFM (7236) or
                      consult with your financial advisor.

                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

          BlackRock Financial Management, Inc. (BlackRock), is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in twenty-one closed-end funds traded on either the New York Stock Exchange or the American Stock Exchange, and several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

          BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

          BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

          BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

          In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for your continued trust you place in our abilities.

DIRECTORS
Kent Dixon
Frank J. Fabozzi
James Grosfeld, Chairman

OFFICER
Richard E. Cavanagh, President,
    Treasurer and Secretary


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


THE BFM INSTITUTIONAL TRUST INC.
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800)227-7BFM